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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: April 19, 2004
(Date of earliest event reported)

Commission File No. 333-105940

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                   Banc of America Mortgage Securities, Inc.
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              Delaware                                   36-4514369
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       (State of Incorporation)             (I.R.S. Employer Identification No.)

  201 North Tryon Street, Charlotte,
             North Carolina                                 28255
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Address of principal executive offices                    (Zip Code)


                                 (704) 387-8239
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               Registrant's Telephone Number, including area code

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   (Former name, former address and former fiscal year, if changed since last report)

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ITEM 5.   Other Events
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          Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Banc of America Securities LLC which are hereby filed pursuant to such letter.

ITEM 7.   Financial Statements and Exhibits
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          (c)  Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                          Description
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       (99)                          Collateral Term Sheets
                                     prepared by Banc of America
                                     Securities LLC in connection
                                     with Banc of America Alternative
                                     Loan Trust 2004-4, Mortgage
                                     Pass-Through Certificates,
                                     Series 2004-4

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BANC OF AMERICA MORTGAGE
                                        SECURITIES, INC.

April 19, 2004


                                        By:  /s/ Judy Lowman
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                                             Judy Lowman
                                             Vice President

                                INDEX TO EXHIBITS
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                                                            Paper (P) or
Exhibit No.       Description                               Electronic (E)
-----------       -----------------------------------       --------------
   (99)           Collateral Term Sheets                          E
                  prepared by Banc of America
                  Securities LLC in connection
                  with Banc of America Alternative
                  Loan Trust 2004-4, Mortgage Pass-
                  Through Certificates, Series 2004-4